UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

450 Park Avenue, 10th Floor, New York, New York                    10022
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Time Charter Agreement

      On August 1, 2006, Lower Lakes Transportation Company ("LLTC"), an indirect wholly-owned subsidiary of the Registrant, entered into a Time Charter Agreement (the "Time Charter Agreement") with Wisconsin & Michigan Steamship Company ("WMS"), an unaffiliated third party. Under the Time Charter Agreement, WMS will make three United States flag vessels owned by WMS, the DAVID Z. NORTON, the EARL W. OGLEBAY and the WOLVERINE (the "Vessels"), available exclusively to LLTC for LLTC's use in providing transportation and storage services for its customers. The basic charter period under the Time Charter Agreement expires on December 31, 2008, and LLTC has the option to extend the charter period through December 31, 2013. The Time Charter Agreement also provides LLTC the option of purchasing the Vessels at any time during the charter period at a price based, in part, generally on the amount of WMS indebtedness outstanding at the time of purchase relating to WMS's acquisition and maintenance of the Vessels.

      LLTC is obligated to pay hire under the Time Charter Agreement based, in part, on certain debt service obligations of WMS under indebtedness incurred by WMS in connection with its acquisition and maintenance of the Vessels, and, in part, on the operating cost of the Vessels, including payroll costs. LLTC is also obligated to pay WMS a monthly administrative fee, initially $92,400 per month, which increases over the term of the charter. See Item 2.03 for a description of additional financial terms of the Time Charter Agreement.

      Under the Time Charter Agreement, WMS is responsible for properly insuring the Vessels as well as for crewing and maintaining the Vessels. WMS is required to perform its obligations under the Time Charter Agreement in a prompt and efficient manner, using its commercially reasonable efforts to conform to the scheduling requirement of LLTC.

      WMS is wholly-owned by Sand Products Corporation, a long-term customer of LLTC. In addition, one of the vessels and a barge currently used in LLTC's shipping operations are leased from a subsidiary of Sand Products Corporation.

      A copy of the Time Charter Agreement is attached as exhibit 10.1 and is incorporated by reference herein.

      Time Charter Guaranties

      On August 1, 2006, the Registrant and its subsidiary, Rand LL Holdings Corp. ("Rand LL Holdings"), each executed separate guaranties in favor of WMS with respect to separate financial obligations of LLTC under the Time Charter Agreement. See Item 2.03 for additional information with respect to the Guaranties.

      Copies of the Registrant Guaranty and Rand LL Holdings Guaranty are attached as exhibits 10.2 and 10.3, respectively, and are incorporated by reference herein.

      Stock Purchase Agreement

      On August 1, 2006, pursuant to the terms of a Stock Purchase Agreement, effective as of the same date (the "Stock Purchase Agreement"), by and among the Registrant and Islandia L.P., Knott Partners L.P., Matterhorn Offshore Fund Ltd., CommonFund Hedged Equity Company, Shoshone Partners, LP, Finderne, LLC, Good Steward Trading Company SPC, Mulsanne LP, The Hummingbird Value Fund LP, The Hummingbird Microcap Value Fund LP, Terrier Partners L.P., Performance Partners, LP, Performance Partners, Ltd., WTC-CIF Micro Cap Equity Portfolio,

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WTC-CTF Micro Cap Equity Portfolio, WTC-CIF Global Infrastructure Portfolio,
Ratheon Master Pension Trust, Clariden-LUX Infrastructure Fund, Wynnefield Partners Small Cap Value, LP, Wynnefield Partners Small Cap Value, LP I, and Wynnefield Small Cap Value Offshore Fund, Ltd. (the "Buyers"), the Registrant issued 2,402,957 shares of common stock, par value $0.0001, for $5.41 per share, or an aggregate purchase price of approximately $13,000,000. Certain of the Buyers were pre-existing holders of common stock and other securities of the Registrant.

      A copy of the Stock Purchase Agreement is attached as exhibit 10.4 and is incorporated by reference herein.

      Subordinated Note Purchase Agreement

      On August 1, 2006, Rand Finance Corp. ("Rand Finance"), a newly-formed subsidiary of the Registrant, entered into a Senior Subordinated Note Purchase Agreement with WMS pursuant to which Rand Finance will lend WMS (i) $2,150,000 to finance, in part, WMS's acquisition of the Vessels from Oglebay Norton Marine Services Company, LLC ("Ogelbay"), (ii) up to $1,650,000 for future capital expenditures relating to the Vessels and (iii) up to $2,700,000 to the extent required for WMS to satisfy certain obligations of WMS to National City Commercial Capital Company, LLC ("National City"), the senior lender to WMS for its purchase of the vessels from Oglebay. The loans mature on July 31, 2009 and bear interest, payable in kind, at the rate of 10% per annum.

      The loans are subordinate in right to repayment to WMS's obligations to National City and are also subordinate in right to repayment to WMS's $2,200,000 note to Oglebay, representing a portion of the purchase price for the vessels purchased from Oglebay.

      A copy of the Subordinated Note Purchase Agreement is attached as exhibit
10.5 and is incorporated by reference herein.

      Amendment to Credit Agreement

      On August 1, 2006, Lower Lakes Towing, Ltd. ("Lower Lakes"), LLTC, Grand River Navigation Company, Inc. ("Grand River") and Rand LL Holdings, each subsidiaries of the Registrant, entered into a First Amendment (the "Amendment") to the Credit Agreement, dated March 3, 2006, with General Electric Capital Corporation, as Agent and a lender, and GE Canada Finance Holding Company, as a lender, and certain of each such party's affiliates (the "Credit Agreement"). See Item 2.03 for a description of additional terms of the Amendment.

      A copy of the Amendment is attached as exhibit 10.6 and is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      Time Charter Agreement and Guaranty Agreements

      Under the Time Charter Agreement, LLTC is obligated to pay basic hire equal to certain debt service obligations of WMS. Such debt service obligations are presently equal to the interest payable on $14,500,000 of indebtedness through December 31, 2008 plus seven quarterly principal payments of $362,500 commencing March 31, 2007. Generally, interest is based on either (a) 50 basis

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points in excess of the greater of (i) the prime rate or (ii) one-half of one percent in excess of the weighted average federal funds rate announced by the Federal Reserve or (b) three hundred fifty (350) basis points in excess of a LIBOR based rate, as selected by WMS and, in general, is payable on a quarterly basis. The amount of basic hire payments would change in the event WMS refinanced the existing indebtedness on which the basic hire payments are based, or if additional indebtedness was incurred in connection with unanticipated capital expenditures, in each case only to the extent that LLTC consented to the terms of such refinancing or new indebdtedness. Rand LL Holdings has guaranteed these hire payment obligations for the benefit of WMS. LLTC's basic hire obligations under the Time Charter Agreement would be accelerated in the event of an acceleration of the WMS indebtedness on which it is based as a result of a default under the terms of such indebtedness. Along with customary default provisions, such a default would occur if LLTC defaulted on its obligations under the Time Charter Agreement.

      The balance of the financial obligations under the Time Charter Agreement, consisting of costs associated with operation of the Vessels and the monthly administrative fee, have been guaranteed by the Registrant.

      Amendment to Credit Agreement

      Under the Amendment, among other things (i) the US revolving credit facility provided to LLTC and Grand River has been increased by $3,000,000 to $6,500,000 and (ii) the Canadian revolving credit facility provided to Lower Lakes has been increased by Cdn$700,000 to Cdn$3,000,000.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      See the discussion under "Stock Purchase Agreement" under Item 1.01 .

ITEM 8.01. OTHER EVENTS

      On August 1, 2006, the Registrant issued a press release announcing the certain of the transactions described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

      10.1  Time Charter Agreement dated August 1, 2006.

      10.2  Guaranty by Registrant dated August 1, 2006.

      10.3  Guaranty by Rand LL Holdings dated August 1, 2006.

      10.4  Stock Purchase Agreement dated August 1, 2006.

      10.5  Subordinated Note Purchase Agreement dated August 1, 2006.

      10.6  Amendment to Credit Agreement dated August 1, 2006.

      99.1  Press Release dated August 1, 2006.

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAND LOGISTICS, INC.


Date: August 2, 2006                        By: /s/ Laurence S. Levy
                                                --------------------------------
                                            Name: Laurence S. Levy
                                            Title: Chairman of the Board and
                                                   Chief Executive Officer